RESTRICTED STOCK PLAN Brookfield Asset Management Ltd. Amended February 6, 2024 Exhibit 10.15

- 1 - TABLE OF CONTENTS SECTION 1. GENERAL PROVISIONS .............................................................................................. 2 1.1 Purposes............................................................................................................................. 2 1.2 Definitions .......................................................................................................................... 2 1.3 Administration ................................................................................................................... 5 SECTION 2. AWARDS OF RESTRICTED SHARES ............................................................................. 6 2.1 Eligibility ............................................................................................................................. 6 2.2 Election by Participants to receive a Bonus Payment in Cash or Restricted Shares .......... 6 2.3 Allotment of Restricted Shares .......................................................................................... 6 2.4 Dividends ........................................................................................................................... 7 2.5 Vesting of Restricted Shares .............................................................................................. 7 2.6 Change in Employment Status ........................................................................................... 7 2.7 Forfeiture of Restricted Shares .......................................................................................... 8 SECTION 3. GENERAL ................................................................................................................. 8 3.1 2022 Plan of Arrangement ................................................................................................. 8 3.2 No Right to Service ............................................................................................................. 8 3.3 No Liability for Decrease in Value of Shares ...................................................................... 8 3.4 Transferability of Awards ................................................................................................... 9 3.5 Currency ............................................................................................................................. 9 3.6 Withholdings ...................................................................................................................... 9 3.7 Successors and Assigns ...................................................................................................... 9 3.8 Amendment or Termination ............................................................................................ 10 3.9 Governing Law ................................................................................................................. 10 3.10 Voting ............................................................................................................................... 10 3.11 Section 83 Election ........................................................................................................... 10 3.12 Section 409A .................................................................................................................... 10 3.13 Approval ........................................................................................................................... 10

- 2 - BROOKFIELD ASSET MANAGEMENT LTD. RESTRICTED STOCK PLAN SECTION 1. GENERAL PROVISIONS 1.1 Purposes The purpose of the Plan is to provide designated executives of the Manager and its Affiliates with compensation that will align their long-term interests with those of the Manager’s shareholders. 1.2 Definitions The following terms, when used in the Plan, shall have the respective meanings set forth below: (a) “2022 Arrangement Restricted Shares” means the Restricted Shares issued pursuant to the 2022 Plan of Arrangement. (b) “2022 Plan of Arrangement” means the plan of arrangement of Brookfield in connection with the arrangement agreement dated September 23, 2022 between Brookfield, the Manager, the Asset Management Company and 2451634 Alberta Inc. under Section 182 of the Business Corporations Act (Ontario), as it may be amended, modified or supplemented from time to time in accordance with its terms. (c) “Affiliate” means with respect to a person, any other person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such person and, with respect to the Manager, includes the Asset Management Company, its subsidiaries and any entity with outstanding securities that are exchangeable into Shares. (d) “Arrangement Participant” has the meaning set out in section 3.1. (e) “Asset Management Company” means Brookfield Asset Management ULC and its successors or assigns. (f) “Award Date” means, unless otherwise determined by the Committee, (i) in the case of a grant of Restricted Shares approved during a Blackout Period, the sixth trading day after the date on which the Blackout Period ends, and (ii) in the case of all other grants of Restricted Shares, the sixth trading day after the date such awards are approved, provided, in each case, that if a subsequent Blackout Period is imposed prior to the Award Date, the Award Date shall be deferred until the sixth trading day after the date on which such subsequent Blackout Period ends. (g) “Blackout Period” means any period imposed by the Manager, during which specified individuals, including insiders of the Manager, may not trade in the Manager’s securities (including, for greater certainty, where specific individuals are restricted from trading because they have material non- public information), but does not include any period when a regulator has halted trading in the Manager’s securities.

- 3 - (h) “Brookfield” means the corporation existing under the Business Corporations Act (Ontario) that, prior to the Effective Date, was named "Brookfield Asset Management Inc." and that, pursuant to the 2022 Plan of Arrangement on the Effective Date, was renamed "Brookfield Corporation", and includes any successor corporation thereof. (i) “Brookfield Group” means the Manager, Brookfield and their respective Affiliates. (j) “Cause” means: (i) A Participant’s willful failure or refusal to perform his or her employment duties after being given notice and a reasonable opportunity to remedy such failure or refusal; (ii) A Participant’s gross misconduct in connection with the Participant’s employment; (iii) A Participant’s act of dishonesty or breach of trust in connection with the Participant’s employment; (iv) A Participant’s conviction of, or a plea of guilty or no contest to, any indictable criminal offence or any other criminal offence involving fraud, dishonesty or misappropriation; (v) A Participant’s conduct which is likely to injure the reputation or business of the Brookfield Group, including, without limitation, any breach of the Code of Business Conduct of any member of the Brookfield Group or the willful violation by the Participant of any of the Brookfield Group’s policies; (vi) A Participant’s breach of confidentiality, non-solicitation or non-competition obligations; or (vii) Any other conduct of a Participant which would be treated as cause and/or serious misconduct under the laws of the jurisdiction in which the termination occurs. (k) “Code” means the U.S. Internal Revenue Code of 1986, as amended. (l) “Committee” means the Governance, Nominating and Compensation Committee of the Board of Directors of the Manager. (m) “Custodial Restricted Share Account” means the account maintained for each Participant which is a separate, personal, custodial account for each Participant outside of the Trust and to which Vested Restricted Shares of a Participant are allocated pursuant to Section 2.3(e). Such account shall be maintained in the jurisdiction in which the Participant resides except as otherwise determined by the Committee. (n) “Custodian” means CIBC Mellon Trust, or such other entity as may be appointed by the Committee from time to time to act as Custodian of the Custodial Restricted Share Account. (o) “Effective Date” and “Effective Time” shall have the meanings ascribed to those terms in the 2022 Plan of Arrangement.

- 4 - (p) “Fair Market Value” means the closing price, of a Share, on the applicable date, as reported on the NYSE (or if the NYSE is not open on such date, the immediately preceding date on which the NYSE is open). (q) “Hold Date” means the Vesting Date unless otherwise specified in an agreement with the Participant. (r) “Manager” means Brookfield Asset Management Ltd. and its successors and assigns. (s) “Manager Group” means the Manager and its Affiliates. (t) “NYSE” means The New York Stock Exchange, or successor thereto. (u) “Outstanding Brookfield Restricted Shares” means the restricted Class A Limited Voting Shares in the capital of Brookfield held by an Arrangement Participant immediately prior to the Effective Time and which, as part of the 2022 Plan of Arrangement, determined the number of 2022 Arrangement Restricted Shares that each Arrangement Participant received in accordance with the terms of this Plan. (v) “Participant” means a designated executive or key employee of the Manager Group who participates in the Plan or, in respect of a 2022 Arrangement Restricted Share, means the applicable Arrangement Participant. (w) “Participant Account” means the account maintained for each Participant which is a separate, personal, custodial account for each Participant in the Trust and to which unvested Restricted Shares of a Participant are allocated pursuant to Section 2.3(e). (x) “Plan” means the Restricted Stock Plan of the Manager as set forth herein. (y) “Purchase Expenses” means brokerage commissions, transfer taxes and other charges or expenses on the purchase of Shares. (z) “Restricted Share” means a Share awarded to a Participant on the terms contained in this Plan, including for greater certainty, a 2022 Arrangement Restricted Share. (aa) “Restricted Share Allotment Price” means, unless otherwise determined by the Committee, the volume weighted average price of a Share on the NYSE for the five trading days immediately preceding the Award Date. (bb) “Sale Expenses” means brokerage commissions, transfer taxes and other charges or expenses on the sale or exchange of Shares. (cc) “Share” means a Class A Limited Voting Share of the Manager. (dd) “Termination Date” means: (i) if the Participant’s employment with a member of the Brookfield Group is terminated for Cause, the date notice of termination is provided to the Participant;

- 5 - (ii) if the Participant resigns from the Brookfield Group, the date the Participant provides notice of resignation; (iii) if a Participant dies, the date of the Participant’s death; (iv) if a Participant is on a continuous leave of absence, including for disability, the earlier of two years from the start of the Participant’s leave and the date on which the Participant is given notice of termination of employment; and (v) in all other cases the Participant’s last date of employment with the Brookfield Group; in each case, (A) without regard to whether the Participant’s employment with any member of the Brookfield Group is terminated with or without Cause, or through actions or events constituting constructive dismissal, with or without notice or compensation in lieu of notice, and (B) does not include any period during, or in respect of, which a Participant is receiving or is entitled to receive payments in lieu of notice (whether by way of lump sum or salary continuance), benefits continuance, severance pay, or any other termination related payments or benefits. Any such severance period or notice period shall not be considered a period of employment for the purposes of a Participant’s rights under the Plan. (ee) “Trust” means the trust established pursuant to the Trust Agreement. (ff) “Trust Agreement” means the employee plan trust agreement dated December 9, 2022 between the Manager and the Trustee and as the same may be amended, supplemented or restated from time to time. (gg) “Trustee” means the TSX Trust Company, or such other entity as may be appointed by the Committee from time to time to act as Trustee. (hh) “Vest, Vesting or Vested” means the Vesting Date has occurred. (ii) “Vesting Date” has the meaning set out in Section 2.5. 1.3 Administration (a) The Plan shall be administered by the Committee with the Manager Group being responsible for all costs relating to the administration of the Plan other than the Sale Expenses. (b) The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make determinations and take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or action made or taken pursuant to the Plan, including interpretation of the Plan, shall be final and conclusive for all purposes and binding upon all parties. (c) The Committee may accelerate the Vesting Date for any Restricted Share at any time.

- 6 - SECTION 2. AWARDS OF RESTRICTED SHARES 2.1 Eligibility Non-resident executives and key employees of the Manager Group, who are not resident of Canada, designated by the Committee, are eligible to participate in the Plan. Restricted Shares are granted under this Plan and awarded as follows: (a) As elected by a Participant in lieu of a cash bonus payment pursuant to Section 2.2; (b) As elected by the Manager Group in lieu of a cash bonus payment to the Participant; (c) Additional discretionary compensation; or (d) An incentive for joining the Manager Group. 2.2 Election by Participants to receive a Bonus Payment in Cash or Restricted Shares Participants will have the opportunity each year to elect to receive all or a portion of the bonus to which they may be entitled, in the form of Restricted Shares. Such election shall be made in accordance with the Manager’s policies from time to time. 2.3 Allotment of Restricted Shares (a) Restricted Shares will be allocated pursuant to Section 2.1 above. (b) The number of Restricted Shares to be allocated to each Participant will be calculated based on the dollar value of the bonus allocated to the Plan for Restricted Shares pursuant to Section 2.1 divided by the Restricted Share Allotment Price. Bonus awards will be converted to US dollars, as applicable, using the average exchange rate for the five trading days preceding the Award Date. (c) As soon as practicable after determining the number of Restricted Shares and any terms and conditions of the Restricted Shares to be granted to a Participant, the Committee shall cause an agreement in writing to be given to the Participant advising the Participant as to the number of Restricted Shares, the Restricted Share Allotment Price, the deemed value for tax reporting (if applicable and if different from the Restricted Share Allotment Price) and any terms and conditions pertaining to the Restricted Shares granted to the Participant under the Plan or as determined by the Committee from time to time in such form as may be approved by the Committee from time to time (the “Award Agreement”). The grant of Restricted Shares is conditional on the Participant signing the Award Agreement. The Plan will prevail over the Award Agreement to the extent of any inconsistency, unless otherwise provided for in the Award Agreement. (d) As soon as practical after receiving the signed Award Agreement specifying the number of Restricted Shares to be granted to a Participant, the Manager Group shall transfer to the Trustee sufficient funds to allow the Trustee to purchase the Shares. Upon receipt of such funds from the Manager Group, the Trustee shall purchase Shares. All purchases by the Trustee shall be at the Trustee's sole discretion, and the Trustee shall control the time, amount and manner of all

- 7 - purchases of Shares. Until such time as the Restricted Shares Vest, the Participant has no beneficial ownership of the Restricted Shares. The Trustee shall purchase Shares through the facilities of any stock market or exchange where the Shares are normally listed or sold or from any escrowed stock company established in connection with the Manager’s escrowed stock plan. The Manager Group will pay all of the Purchase Expenses associated with the purchase of Restricted Shares. The Participant will pay all of the Sale Expenses associated with the disposition of Restricted Shares. (e) Restricted Shares granted to a Participant shall be credited to the Participant’s Account following the acquisition of the Shares by the Trust and the application of the terms and conditions determined pursuant to Section 2.3(c) to the Restricted Shares. Until such time as the Restricted Shares Vest, the Participant has no beneficial ownership of the Restricted Shares. Upon Vesting the Restricted Shares shall be transferred to the Participant’s Custodial Restricted Share Account at which time the Participant will become beneficially entitled to the Restricted Shares. (f) Any income earned in the Trust will be distributed to the members of the Manager Group in the same calendar year in which it is received by the Trust. 2.4 Dividends Except as otherwise set out in an Award Agreement, any dividends paid on Shares will be treated as follows: (a) Unvested Shares. The Participant shall receive the value of any dividends (the “Dividend Equivalent”) to which they would otherwise be entitled if the Restricted Shares were Vested in cash, less applicable income taxes associated with the Dividend Equivalent, in accordance with local jurisdictions and tax legislation. In the event the Termination Date of a Participant occurs prior to the Vesting Date of the Restricted Shares, the value of the Dividend Equivalent received on the unvested Restricted Shares shall be subject to a clawback. (b) Vested Shares. The Participants shall receive the dividend on Vested Restricted Shares in cash, less applicable withholding taxes associated with the dividend, in accordance with local jurisdictions and tax legislation. 2.5 Vesting of Restricted Shares Except as otherwise determined by the Committee, Restricted Shares received in lieu of a Participant’s cash bonus pursuant to Section 2.1(a) will Vest immediately and all other Restricted Shares will Vest in equal installments of 20% on each of the first through fifth anniversaries of the date of grant unless otherwise specifically outlined at the time of the award (the “Vesting Date”). Restricted Shares are held by the Custodian and remain subject to the restrictions under this Plan and the Award Agreement until the Hold Date. 2.6 Change in Employment Status Except as otherwise determined by the Committee: (a) If a Participant is terminated by any member of the Brookfield Group for Cause, all Restricted Shares which have not Vested as of the Termination Date and all Vested Restricted Shares for

- 8 - which the Hold Date has not occurred as of the Termination Date will be forfeited as of the Termination Date, and no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal. (b) In all other cases of cessation of employment from the Brookfield Group, all Restricted Shares which have not Vested on the Termination Date will be forfeited as of the Termination Date, and no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal, and all Restricted Shares which have Vested on the Termination Date will remain subject to the terms of the Plan until the Hold Date. 2.7 Forfeiture of Restricted Shares On the forfeiture of Restricted Shares pursuant to this Section, the Shares comprising the Restricted Shares shall be returned to the Trustee who may either sell such Shares on the market and pay the proceeds of such sale to the Manager Group or distribute the Shares to the Manager Group. SECTION 3. GENERAL 3.1 2022 Plan of Arrangement Notwithstanding anything contained herein to the contrary, each Participant that is an officer or employee of Brookfield or its Affiliates who holds an Outstanding Brookfield Restricted Share immediately prior to the Effective Time and who will not, on and after the Effective Time, be an officer or employee of the Manager or its Affiliates (each such person, an "Arrangement Participant") shall, for so long as such Arrangement Participant remains an officer or employee of Brookfield or its Affiliates and has not experienced a Termination Date, be permitted to hold his or her 2022 Arrangement Restricted Shares in accordance with their terms as though such Arrangement Participant is an officer or employee, as applicable, of the Manager or its Affiliates. 3.2 No Right to Service Neither participation in the Plan nor any action under the Plan shall be construed to give any Participant a right to be retained in the service of the Brookfield Group. Nothing in the Plan may be construed to provide any Participant with any rights whatsoever to compensation or damages in lieu of notice or continued participation in, or entitlements under, the Plan as a consequence of a Participant’s Termination Date (regardless of the reason for the termination and the party causing the termination, including a termination without Cause). The Participant’s common law or civil rights to the Restricted Shares, and other property hereunder during any reasonable notice period including any rights to compensation for the loss, or continued vesting, of the Restricted Shares during any reasonable notice period may be limited or removed under the Plan. 3.3 No Liability for Decrease in Value of Shares The Manager and its Affiliates, and their directors and officers, shall not be liable to any Participant, beneficiary or legal representative of a Participant for any decrease in the value of a Restricted Share that may occur for any reason.

- 9 - 3.4 Transferability of Awards In no event may the rights or interest of a Participant be assigned, encumbered or transferred except: (a) To the extent that rights may pass to a beneficiary or legal representative of a Participant pursuant to the terms of the Plan upon the death of a Participant; (b) As expressly approved by the Committee; or (c) After the Hold Date. 3.5 Currency Amounts under this Plan are denominated in U.S. dollars. 3.6 Withholdings As a condition of the delivery of any Restricted Shares or cash pursuant to the Plan or the lifting or lapse of restrictions on any Restricted Shares, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Manager relating to an award: (a) Unless otherwise instructed by the Participant, the Manager shall deduct or withhold (or cause to be deducted or withheld) the relevant tax from any payment or distribution to the Participant, whether or not pursuant to the Plan; (b) The Manager shall be entitled to require that the Participant remit cash to the Manager (through payroll deduction or otherwise) equivalent to the value of the relevant tax to be withheld; or (c) The Manager may enter into any other suitable arrangements to withhold, in each case, in an amount sufficient in the opinion of the Manager to satisfy such withholding obligation. The Trustee or Custodian shall withhold from payments under this Plan, if any, or may sell Shares held in a Participant’s Custodial Restricted Share Account and use the proceeds to pay all amounts required to be withheld or remitted pursuant to applicable laws as determined by the Manager in its sole discretion, to the extent the Participant does not remit such amounts to the Trustee on or before the applicable date. Notwithstanding the foregoing, a Participant may elect to satisfy all or part of his or her withholding or income tax obligation by having the Manager withhold a portion of any Restricted Shares that he or she was previously awarded and have now Vested. Such Restricted Shares shall be valued at their Fair Market Value on the date when the obligation to withhold arises. 3.7 Successors and Assigns The Plan shall be binding on all successors and assigns of the Manager and a Participant, including without limitation, the beneficiary or legal representative of such Participant, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

- 10 - 3.8 Amendment or Termination The Committee may amend, suspend or terminate the Plan at any time and in such manner and to such extent as it deems advisable. No such amendment or termination shall materially adversely affect the right of a Participant in respect of any Restricted Shares granted prior to the date of such amendment or suspension. 3.9 Governing Law The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be governed by and interpreted and construed in accordance with the laws of the State of New York. 3.10 Voting The Participant is the owner of the Shares comprising the Restricted Shares and so is entitled to exercise voting rights and all other rights attaching to the ownership of Shares, subject to the restrictions set out in this Plan. Except as otherwise determined by the Committee, while the Restricted Shares remain unvested, Participants are not entitled to vote in respect of those unvested Restricted Shares. 3.11 Section 83 Election Each Participant agrees to notify the Manager in writing if such Participant makes the election provided for in Section 83(b) of the Code with respect to any award of Restricted Shares and to provide a copy of such election to the Manager. 3.12 Section 409A Compensation paid or deemed paid under this Plan to Participants who are subject to U.S. federal tax is intended to avoid the imposition of any additional taxes or penalties under Section 409A of the Code and the Plan shall be construed and interpreted to preserve the intended tax consequences of the Plan. If the Committee determines that an award, Award Agreement, payment, distribution, or any other action contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such award, Award Agreement, payment, distribution or other action shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant. 3.13 Approval The Plan was effective as of December 9, 2022. The Plan was amended on February 6, 2024 to provide that the Trustee may purchase Shares from any escrowed stock company established in connection with the Manager’s escrowed stock plan.